UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2009

Dot VN, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53367	20-3825987
(Commission File Number)	(IRS Employer Identification No.)

000-53367
(Commission File Number)

20-3825987
 (IRS Employer Identification No.)

9449 Balboa Avenue, Suite 114, San Diego, California  92123
 (Address of principal executive offices and Zip Code)

(858) 571-2007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 20, 2009, Dot VN Inc., a Delaware corporation (“Dot VN”) made (i) a 100% Convertible Promissory Note in the principal amount of $2,884,658.16 to Thomas Johnson (the “TJ Third Note”), Dot VN’s Chief Executive Officer and Chairman of the Board of Directors, and (ii) a 100% Convertible Promissory Note in the principal amount of $2,884,658.16 to Lee Johnson (the “LJ Third Note”), Dot VN’s President, Chief Technology Officer, Chief Financial Officer and a Director.  Each note made April 20, 2009 contains the same terms and conditions.  Each note shall accrue interest at a rate of 8% per annum, and all outstanding principal and accrued and unpaid interest shall become due October 16, 2009.  All principal and accrued interest due may be converted into common stock of Dot VN at $0.30 per share (the “Conversion Price”) at the option of the holder. The Conversion Price shall be adjusted downward in the event Dot VN issues common stock (or securities exercisable for or convertible into or exchangeable for common stock) at a price (the “Subsequent Price”) below the Conversion Price times Ninety percent (90%), to a price equal to such Subsequent Price times One hundred Ten percent (110%)(the “Adjusted Conversion Price”).

The notes made April 20, 2009 replace notes with materially the same terms and conditions, held by each of Thomas Johnson and Lee Johnson, respectively, that expired March 31, 2009, except that in the new notes the Adjusted Conversion Price is established as One hundred Ten percent (110%) of the Subsequent Price where previously the Subsequent Price became the Adjusted Conversion Price. The 100% convertible promissory notes that expired March 31, 2009 originally were issued in consideration for, and in satisfaction of, accrued salary and interest accruing since January 31, 2003 through June 30, 2007 by each of Thomas Johnson and Lee Johnson under their respective employment agreements with Dot VN.  In addition to the amount owed under the March 31, 2009 expired notes ($2,280,631.28 each) the TJ Third Note and the LJ Third Note include accrued salary and interest accruing since July 1, 2007 through April 17, 2009 by each of Thomas Johnson ($604,026.88) and Lee Johnson ($604,026.88) under their respective employment agreements with Dot VN.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following exhibits are filed as part of this report:

No.           Description

10.31           100% Convertible Promissory Note dated April 20, 2009 made by Dot VN, Inc. to Thomas Johnson

10.32           100% Convertible Promissory Note dated April 20, 2009 made by Dot VN, Inc. to Lee Johnson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT VN, INC. (Registrant)

Date: April 23, 2009	By:	/s/ Louis P. Huynh
Name: Louis P. Huynh
Title: General Counsel, Executive Vice President of Operations and Business Development, and Corporate Secretary

Exhibit Index

No.           Description

10.31           100% Convertible Promissory Note dated April 20, 2009 made by Dot VN, Inc. to Thomas Johnson

10.32           100% Convertible Promissory Note dated April 20, 2009 made by Dot VN, Inc. to Lee Johnson